June 22, 1995


  Mr. Vito W. Lenoci
  99 Stratford Road
  Asheville, North Carolina 28804

  Dear Bill:

       This letter will constitute an amendment to your employment agreement with Reeves Brothers, Inc. dated as of November 1, 1991. Specifically, Exhibit A to the employment agreement, a listing of "Additional Fringe Benefits", shall be modified so that item 1 thereof reads as follows:

            1.  Supplemental Executive Retirement Plan (SERP for
         401(a)(17) and 415)

       Except as modified by the foregoing, the employment agreement shall remain in full force and effect.

       If this letter correctly sets forth our understanding, please execute the enclosed copy of this letter and return it to me. Please call me if you have any questions.

                                     Sincerely,

                                     Reeves Brothers, Inc.

                                     /s/ James W. Hart, Jr.
                                     ______________________
                                     By: James W. Hart, Jr.
                                         President and
                                         Chief Executive Officer

  Accepted and agreed:

  /s/ Vito W. Lenoci
  ____________________
  Vito W. Lenoci

  Date: 7/12/95
        _______________